Regions Morgan Keegan Select Funds

Supplement dated November 24, 2008 to the Prospectus dated April 1, 2008, as supplemented on July 29, 2008, October 15, 2008 and October 31, 2008

The following supplements certain information contained in the above-dated Prospectus for Regions Morgan Keegan Select Treasury Money Market Fund (the “Treasury Money Market Fund”), a series of Regions Morgan Keegan Select Funds. It should be retained and read in conjunction with the Prospectus.

The following information replaces the disclosure in the “Fees and Expenses” Table for the Treasury Money Market Fund in the Prospectus referenced above:

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Class A Shares	Class I Shares

Investment advisory fee	0.20%	0.20%
Shareholder service fee	0.25%	-
Other operating expenses	0.19%	0.19%
Acquired fund fees and expenses(1)	0.01%	0.01%
Total Annual Operating Expenses(2)	0.65%	0.40%

(1)     Acquired fund fees and expenses represent the fund’s portion of the estimated aggregate fees and expenses for the current fiscal year of the underlying investment companies in which the fund invests. The impact of the acquired fund fees and expenses are included in the total returns of the fund.

(2)     The Adviser and its affiliates have voluntarily undertaken to waive fees and reimburse fund expenses to the extent necessary to prevent a negative yield for Class A and Class I of the Treasury Money Market Fund. This undertaking is voluntary and may be modified or discontinued by the Adviser at any time. There is no guarantee that Class A or Class I of the Treasury Money Market Fund will be able to avoid a negative yield.

Regions Morgan Keegan Select Funds
50 North Front Street
Memphis, TN 38103
800-366-7426

www.rmkfunds.com

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE